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                       New England Life Insurance Company

                               Power of Attorney

                                Kumar Das Gupta
                                    Director

KNOW ALL MEN BY THESE PRESENTS, that I, Kumar Das Gupta, a Director of New England Life Insurance Company, a Massachusetts company, do hereby constitute and appoint Michele H. Abate, John E. Connolly, Jr. and Marie C. Swift, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statement(s) and any and all amendments thereto filed by New England Life Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

     o    New England Variable Life Separate Account
          (Zenith Life File No. 002-82838, Zenith Life One File No. 033-10954, Zenith Life Plus File No.033-19540, Zenith Life Plus II File No. 033-52050, Zenith Life Executive 65 File No. 033-64170, Zenith Survivorship Life File No. 033-66864, Zenith Flexible Life File No. 033-88082, Zenith Flexible Life 2001 File No. 333-103193, American Gateway Series File No. 033-65263, Zenith Variable Whole Life File No. 333-21767, Enterprise Executive Advantage File No. 333-46401, Zenith Survivorship Life 2002 File No. 333-89409, Zenith Flexible Life 2002 File No. 333-73676), and

     o    New England Variable Annuity Separate Account
          (American Growth Series File No. 033-85442, American Forerunner Series File No. 333-51676),

or any other separate accounts for variable contracts of said Company created in the future, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 12th day of February, 2014.

/s/ Kumar Das Gupta
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Kumar Das Gupta

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                       New England Life Insurance Company

                               Power of Attorney

                               Meghan S. Doscher
                                    Director

KNOW ALL MEN BY THESE PRESENTS, that I, Meghan S. Doscher, a Director of New England Life Insurance Company, a Massachusetts company, do hereby constitute and appoint Michele H. Abate, John E. Connolly, Jr. and Marie C. Swift, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statement(s) and any and all amendments thereto filed by New England Life Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

     o    New England Variable Life Separate Account
          (Zenith Life File No. 002-82838, Zenith Life One File No. 033-10954, Zenith Life Plus File No.033-19540, Zenith Life Plus II File No. 033-52050, Zenith Life Executive 65 File No. 033-64170, Zenith Survivorship Life File No. 033-66864, Zenith Flexible Life File No. 033-88082, Zenith Flexible Life 2001 File No. 333-103193, American Gateway Series File No. 033-65263, Zenith Variable Whole Life File No. 333-21767, Enterprise Executive Advantage File No. 333-46401, Zenith Survivorship Life 2002 File No. 333-89409, Zenith Flexible Life 2002 File No. 333-73676), and

     o    New England Variable Annuity Separate Account
          (American Growth Series File No. 033-85442, American Forerunner Series File No. 333-51676),

or any other separate accounts for variable contracts of said Company created in the future, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of March, 2014.

/s/ Meghan S. Doscher
-----------------------------
Meghan S. Doscher